S-4 Income Taxes	6 Months Ended
Jun. 30, 2023
Income Tax Contingency [Line Items]
Income Taxes	Income Taxes
The Company did not incur income tax expense for the three or six months ended June 30, 2023 and 2022.
Deferred income tax balances reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and their tax bases used for income tax purposes and are stated at enacted tax rates expected to be in effect when taxes are actually paid or recovered. Deferred tax assets are evaluated for future realization and reduced by a valuation allowance to the extent the Company believes they will not be realized.
The Company has evaluated the realizability of its deferred tax assets and based on an evaluation of all available evidence, both objective and subjective, it has concluded that presently it is more likely than not that the deferred tax assets will not be utilized in the foreseeable future. Therefore, a full valuation allowance was established against the deferred tax assets as of June 30, 2023 and December 31, 2022.
Income Taxes
The loss before income taxes consisted of the following for the years ended:

	December 31,
	2022	2021
United States	$(52,349,259)	$(35,758,403)
Foreign	—	5,164
Loss before income taxes	$(52,349,259)	$(35,753,239)
The Company did not incur income tax expense for the years ended December 31, 2022 and 2021. The difference between actual tax expense and the tax expense which would be expected by applying the federal statutory rate of 21 percent to the loss before income taxes is primarily due to the following for the years ended December 31:

	2022	2021
Income tax at federal statutory rate	$(10,993,344)	$(7,508,180)
State income tax, net of federal income tax impact	1,027	(686,317)
Valuation allowance change	5,650,994	2,979,251
Warrant liabilities	2,336,820	3,391,926
Fair value adjustments—SAFE notes	4,326,420	1,216,155
Other	(1,321,917)	607,165
Income tax expense	$—	$—
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The tax effect of the significant components of the Company’s deferred tax assets and liabilities consist of the following as of:

	December 31,
	2022	2021
Net operating loss carryforwards	$10,291,943	$6,079,301
Stock compensation	493,494	437,598
Warranty reserve	235,025	279,992
Lease liability	679,384	—
Research and development costs	837,640	—
Research and development credit carryforwards	368,939	—
Inventory reserve	275,858	—
Accrued expenses	255,189	—
Other, net	47,874	122,048
Total deferred tax assets	13,485,346	6,918,939
Right-of-use asset	(915,413)	—
Total deferred tax liabilities	(915,413)	—
Less: Valuation allowance	(12,569,933)	(6,918,939)
Net deferred tax asset	$—	$—
As of December 31, 2022 and 2021, the Company has federal net operating loss carryforwards of $37,102,613 and $22,499,629, respectively, and state net operating loss carryforwards of $37,074,648 and $20,472,559, respectively. Portions of these carryforwards will begin to expire in 2034; federal net operating loss carryforwards generated in 2018 and forward will not expire. Pursuant to Section 382 of the Internal Revenue Code, the utilization of the Company’s federal net operating loss carryforwards may be limited in the event it is determined a cumulative change in ownership of more than 50% occurs within a three-year period.
The Company is subject to taxation in the United States and various states and foreign jurisdictions. In the normal course of business, the Company is subject to examinations by taxing authorities in these jurisdictions. For U.S. federal purposes, tax years 2018 and forward remain subject to examination, and for state income tax purposes, tax years 2017 and forward remain subject to examination.
The Company has evaluated the realizability of its deferred tax assets and based on an evaluation of all available evidence, both objective and subjective, it has concluded that presently it is more likely than not that the deferred tax assets will not be utilized in the foreseeable future. Therefore, a full valuation allowance was established against the deferred tax assets as of December 31, 2022 and 2021.
On March 27, 2020, the CARES Act was signed into law in response to the COVID-19 pandemic. The CARES Act provides numerous tax provisions and stimulus measures, including temporary changes regarding the prior and future utilization of net operating losses, temporary changes to the prior and future limitations on interest deductions, and technical corrections from prior tax legislation for tax depreciation of certain qualified improvement property. The Company evaluated the impact of the CARES Act, and it did not have a material impact on the Company’s consolidated financial statements.

TLG Acquisition One Corp
Income Tax Contingency [Line Items]
Income Taxes	Income Taxes
The Company’s taxable income primarily consists of interest income on the Trust Account. The Company’s general and administrative expenses are generally considered start-up costs and are not currently deductible. Income tax expense for the years ended December 31, 2022 and 2021 was approximately $1.1 million and $0, respectively.
The income tax provision (benefit) consists of the following:

	December 31, 2022	December 31, 2021
Current
Federal	$1,055,679	$—
State	—	—
Deferred
Federal	(348,546)	(1,572,412)
State	—	—
Valuation allowance	348,546	1,572,412
Income tax provision	$1,055,679	$—
The Company’s net deferred tax assets are as follows:

	December 31, 2022	December 31, 2021
Deferred tax assets:
Start-up/Organization costs	$708,381	$926,801
Net operating loss carryforwards	—	645,611
Total deferred tax assets	708,381	1,572,412
Valuation allowance	(708,381)	(1,572,412)
Deferred tax asset, net of allowance	$—	$—
In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax assets, projected future taxable income and tax planning strategies in making this assessment. After consideration of all of the information available, management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance. At December 31, 2022 and 2021, the valuation allowance was approximately $708,000 and $1.6 million, respectively.
There were no unrecognized tax benefits as of December 31, 2022 and 2021. No amounts were accrued for the payment of interest and penalties at December 31, 2022 and 2021. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.
A reconciliation of the statutory federal income tax rate (benefit) to the Company’s effective tax rate (benefit) is as follows:

	December 31, 2022	December 31, 2021
Statutory federal income tax rate	21.0%	21.0%
Change in fair value of derivative warrant liabilities	(19.0)%	(28.0)%
Transaction costs allocated to derivative warrant liabilities	0.0%	1.7%
Merger costs	5.0%	(3.4)%
Change in valuation allowance	3.2%	8.8%
Income Taxes Benefit	10.2%	0.0%